Exhibit 10.4

GUARANTY BY CORPORATION

Edina, Minnesota

February 20, 2007

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Commerce Bank (with its participants, successors and assigns, the “Bank”), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of CorVu Corporation (the “Borrower”) or to engage in any other transactions with Borrower, the undersigned hereby absolutely and unconditionally guarantees to the Bank the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debt, liability or obligation of Borrower to the Bank evidenced by or arising out of the Term Loan Agreement dated as of the date hereof between the Borrower and the Bank, as such Term Loan Agreement may be amended from time to time (all such debts, liabilities and obligations collectively referred to as the “Indebtedness”).

The undersigned further acknowledges and agrees with the Bank that:

1.  No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except payment in full and discharge of all Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

2.  This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked prospectively as to future transactions, by written notice actually received by the Bank, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Bank, or as to any renewals, extensions and refinancings thereof. The undersigned represents and warrants to the Bank that the undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of Indebtedness guaranteed hereby, and that this guaranty is given for a corporate purpose. The undersigned agrees to rely exclusively on the right to revoke this guaranty prospectively as to future transactions, in accordance with this paragraph, if at any time, in the opinion of the directors or officers of the undersigned, the corporate benefits then being received by the undersigned in connection with this guaranty are not sufficient to warrant the continuance of this guaranty as to future Indebtedness. Accordingly, so long as this guaranty is not revoked prospectively in accordance with this paragraph, the Bank may rely conclusively on a continuing warranty, hereby made, that the undersigned continues to be benefited by this guaranty and the Bank shall have no duty to inquire into or confirm the receipt of any such benefits, and this guaranty shall be effective and enforceable by the Bank without regard to the receipt, nature or value of any such benefits.

3.  If the undersigned shall be dissolved or shall be or become insolvent (however defined) then the Bank shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to the Bank, the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4.  The liability of the undersigned shall be unlimited.

5.  The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

6.  The undersigned will pay or reimburse the Bank for all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Bank in connection with the protection, defense or enforcement of this guaranty whether suit is commenced or not, including costs and expenses in any litigation or bankruptcy or insolvency proceedings.

7.  Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, the Bank may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (that the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument, in renewal thereof or substitution therefor, (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness or upon any other obligations of Borrower to the Bank; (x) any election by the Bank under §1111(b)(2) of the United States Bankruptcy Code. The undersigned waives any right the undersigned may have to a discharge now or hereafter under Uniform Commercial Code § 3-605.

8.  The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality, marshaling or unenforceability that may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned expressly agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

9.  The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Bank shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

10.  If any payment applied by the Bank to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

11.  The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

12.  The undersigned represents and warrants to the Bank that (i) the undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this guaranty; (ii) the execution, delivery and performance of this guaranty by the undersigned have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it; (iii) this guaranty has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors’ rights); and (iv) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

13.  This guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as provided in Paragraph 2 relating to revocations, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Bank. This guaranty shall be governed by the laws of the State of Minnesota. THE UNDERSIGNED WAIVES NOTICE OF THE BANK’S ACCEPTANCE HEREOF AND WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION BASED ON OR PERTAINING TO THIS GUARANTY. The undersigned hereby irrevocably submits to the jurisdiction of the Minnesota District Court, Fourth District, and the Federal District Court, District of Minnesota, Fourth Division, over any action or proceeding arising out of or relating to this guaranty and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court.

This guaranty is secured by a security agreement dated as of the date hereof.

IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned the day and year first above written.

CorVu North America, Inc.

By	/s/ Joseph J. Caffarelli
Its CEO